UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2013

AMR Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
(State of Incorporation)	( Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd. Fort Worth, Texas 76155

(Address of principal executive offices) (Zip Code)

(817) 963-1234

(Registrant’s telephone number)

(Former name or former address, if changed since last report.)

American Airlines, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-2691	13-1502798
(State of Incorporation)	( Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd. Fort Worth, Texas 76155

(Address of principal executive offices) (Zip Code)

(817) 963-1234

(Registrant’s telephone number)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

American Airlines, Inc. (the Company), AMR Corporation’s wholly-owned subsidiary, issued a press release on July 24, 2013 providing certain information regarding a financing transaction launched by the Company. The press release is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is filed herewith:

Exhibit Number	Description

99.1	Press Release of American Airlines, Inc. dated July 24, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMR Corporation

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated: July 24, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Airlines, Inc.

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated: July 24, 2013

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